UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2019

OTTAWA BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37914	81-2959182
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     As previously disclosed, effective August 16, 2019, Jon Kranov retired as President and Chief Executive Officer of Ottawa Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, Ottawa Savings Bank (the “Bank”). Mr. Kranov will remain on the Board of Directors of the Company and the Bank following his retirement as President and Chief Executive Officer.

(c)     As previously disclosed, effective as of Mr. Kranov’s retirement on August 16, 2019, Craig M. Hepner has been appointed as the President and Chief Executive Officer of the Company and the Bank. Mr. Hepner, age 54, has been a director and Executive Vice President and Chief Operating Officer of the Company and the Bank since 2014. Mr. Hepner served as a director and as President and Chief Executive Officer of Twin Oaks Savings Bank from January 2001 until the Bank’s acquisition of Twin Oaks Savings Bank in December 2014.

In addition, effective as of August 16, 2019, Mark Stoudt has been promoted to Executive Vice President and Chief Operating Officer of the Company and the Bank. Mr. Stoudt, age 50, has served as Vice President and Chief Lending Officer of the Bank since 2015. Prior to January 2015, he served as a Commercial Banking Officer for seven years. Mr. Stoudt will continue to serve as Chief Lending Officer following his promotion.

Also effective as of August 16, 2019, Marc N. Kingry, age 57, has been promoted to Senior Vice President of the Company and the Bank. Mr. Kingry will also continue to serve as Chief Financial Officer of the Company and the Bank, a position which he has held since December 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OTTAWA BANCORP, INC.

Date: August 19, 2019	By:	/s/ Craig M. Hepner
Craig M. Hepner
President and Chief Executive Officer